Muzinich Credit Opportunities Fund Class A Shares (Ticker: MZCRX) Institutional Shares (Ticker: MZCIX) Supra Institutional Shares (Ticker: MZCSX)
Summary Prospectus
May 3, 2019
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at http://www.muzinichusfunds.com/literature.html. You may also obtain this information at no cost by calling 1-855-MUZINICH or by e-mail at MuzinichUSFunds@muzinich.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2019, are incorporated by reference into this Summary Prospectus.

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Muzinich Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website www.MuzinichUSFunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1-855-MUZINICH (1-855-689-4642).

Investment Objective
The Muzinich Credit Opportunities Fund (the “Credit Opportunities Fund” or the “Fund”) seeks primarily to provide a high level of income and capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Credit Opportunities Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on Page 55 of the Prospectus and “Additional Purchase and Redemption Information” on Page 41 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional	Supra Institutional
Maximum Front End Sales Charge	4.25%	None	None
Redemption Fee (as a % of amount redeemed within 90 days of purchase)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Institutional		Supra Institutional
Management Fees		0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees		0.25%		None		None
Other Expenses		0.20%		0.20%		0.20%
Shareholder Servicing Fees (up to 0.10% for Class A and Institutional Class shares)	0.05%		0.03%		N/A
Total Annual Fund Operating Expenses		1.10%		0.83%		0.80%
Fee Waiver and/or Expense Reimbursement		-0.19%		-0.20%		-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)		0.91%		0.63%		0.60%

(1)
Muzinich & Co., Inc. (the “Advisor”) has contractually agreed to waive its fees and/or reimburse certain expenses (excluding taxes, leverage interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares, Institutional Shares and Supra Institutional Shares to 0.95%, 0.70% and 0.60%, respectively, of the Credit Opportunities Fund’s average daily net assets indefinitely, but at least through April 30, 2020 (the “Expense Caps”). The Expense Caps may be changed or eliminated at any time after April 30, 2020, by the Board of Trustees upon 60 days’ prior written notice to the Advisor, or by the Advisor with the consent of the Board of Trustees. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of the waiver or at the time of reimbursement.

Example
The Example below is intended to help you compare the cost of investing in the Credit Opportunities Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps in the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$514	$742	$988	$1,692
Institutional Shares	$64	$245	$441	$1,007
Supra Institutional Shares	$61	$235	$425	$971
Portfolio Turnover
The Credit Opportunities Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2018, the Fund’s portfolio turnover rate was 244% of the average value of its portfolio.

Principal Investment Strategies
The Credit Opportunities Fund seeks to achieve its objective by allocating the Fund’s assets among various credit sectors of the global fixed income markets which the Advisor finds attractive from time-to-time. When allocating assets into these various credit segments, the Advisor seeks to take advantage of the potential differences in return expectations over the course of a full market cycle which may arise as these different credit sectors move in and out of favor. The Fund pursues a “go-anywhere” strategy within the credit markets and will normally invest at least 80% of its net assets in corporate bonds and syndicated loans, including floating rate loans, that the Advisor believes have attractive risk/reward characteristics and which are issued by U.S. and foreign corporations. Syndicated loans represent amounts borrowed by companies or other entities. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. A syndicated loan typically has priority with respect to payment (to the extent assets are available) in the event of bankruptcy. The Fund generally will acquire syndicated loans as assignments from lenders. These syndicated loans have interest rates that reset periodically (annually or more frequently), generally based on a common interest rate index.

The Fund invests in both investment grade rated bonds as well as below-investment grade bonds (or “junk”) bonds. The Fund may invest up to 25% of its assets in below-investment grade bonds rated below B- /B3 (at the time of purchase) by Standard & Poor’s or Moody’s, respectively, or which are deemed equivalent by the Advisor. However, up to 100% of the Fund may be invested in bonds that are rated below-investment grade or Advisor-rated at any time. The Fund will typically not purchase bonds that are in default. The Fund’s investments may be unsecured or backed by receivables or other assets. The Fund may invest up to 70% of its net assets in foreign securities, including up to 40% in issuers located in emerging market countries. The Fund may invest (up to 80% of its net assets) in mutual funds (including affiliated mutual funds), exchange-traded funds (“ETFs”) which invest principally in any of the previously mentioned types of fixed income securities and such investments in fixed income mutual funds or ETFs will be included in the Fund’s 80% test. The mutual funds and ETFs in which the Fund invests have an investment objective similar to that of the Fund or are otherwise permitted investments in accordance with the Fund’s investment policies described herein. As a credit-focused fund, investments may also include asset-backed securities (“ABS”) including mortgage-backed securities (“MBS”) and securities backed by other forms of loans or securities.

There are three major components to the Advisor’s investment decision making process: (i) the determination of the appropriate asset allocation across the credit spectrum as well as desired geographical diversification, (ii) selection of individual investments for the Fund, and (iii) portfolio risk management. In the first two components, the Advisor’s Asset Allocation Group develops target top-down tactical allocation ranges. The portfolio managers then make the final allocation decision regarding the approximate percentage of the Fund that will be invested in each fixed income credit sector (for example higher rated bonds vs. lower rated bonds), and within and across geographies (for example, emerging markets vs. U.S. bonds). The portfolio managers then select investments based on a bottom-up fundamental analysis/evaluation of potential investment opportunities. In the third component, the Advisor may manage and adjust overall portfolio duration and credit risk exposure by the strategic use of derivatives that are primarily used to reduce portfolio volatility. The Advisor expects to principally use credit index derivatives (both long and short) and/or futures and options on primarily U.S. Treasuries to shorten or extend portfolio duration and credit spread sensitivity. The Advisor focuses on risk management from a long-term perspective, rather than being reactive to intermittent periods of market volatility, thus allowing portfolio management to focus on long-term investing.

The Fund may use derivatives in various ways. The Fund may use derivatives as a substitute for taking a long or short position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Fund may also use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.

To mitigate the counterparty risk resulting from swap transactions, the Fund will only enter into swap transactions with highly rated financial institutions specializing in this type of transaction and in accordance with the standard terms laid down by the International Securities Dealers Association.

Although the Advisor will consider ratings assigned by ratings agencies in selecting investments, it relies principally on its own research and investment analysis. As applicable, the Advisor considers company-specific quantitative and qualitative factors such as: a company’s managerial strength and commitment to debt repayment, anticipated cash flow, debt maturity schedules, borrowing requirements, use of borrowing proceeds, asset coverage and earnings prospects; impacting legislation, regulation, litigation, transparency, market perspective, or other environmental, social and governance (“ESG”) risks; and the strength and depth of the protections afforded the lender through the documentation governing the bond or syndicated loan issuance. A security may be excluded or rejected on the basis of poor ESG performance which Muzinich believes implies heightened risk and may result in the security being less liquid.

The Advisor does not manage the Fund to any particular duration. Rather, depending on the mix of securities within the Fund’s portfolio and market conditions, the portfolio’s average duration may change. The average duration-to-worst is anticipated to fall most often between zero and five years, with a concentration toward the middle of that range, but could be shortened or extended. (Duration-to-worst is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.) In general, the longer the duration of the Fund’s bonds and/or loans, the greater the likelihood that an increase in interest rates would cause a decline in the price of the Fund’s shares.

In constructing the Fund’s portfolio, the Advisor pays close attention to the overall liquidity of the Fund’s portfolio. The Advisor seeks to maintain a liquid portfolio. Under certain circumstances, particularly in difficult market environments, this may cause the Advisor to avoid certain investments whose liquidity might be challenged in those markets.

The portfolio is actively managed and the Fund may sell a holding when it has already met or no longer meets the portfolio managers’ expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if it falls short of the portfolio managers’ expectations. Trading securities frequently may lead to high portfolio turnover. Tax consequences are not a primary consideration in the Fund’s investment decisions. The Fund may also sell holdings as a result of a change in the tactical asset allocation. Although the Fund will not invest in bonds or loans that are already in default, the portfolio managers may decide to continue to hold a bond or loan (or related securities) after a default. There is no limit on the amount of defaulted securities the Fund may hold.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Credit Opportunities Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following are the principal risks that could affect the value of your investment:

•	Active Management Risk – The Credit Opportunities Fund is actively managed and relies on the expertise of the Advisor. The Fund may underperform other mutual funds with similar investment objectives.

•
Below Investment Grade Securities (Junk Bond) Risk – The Credit Opportunities Fund’s investment in below-investment grade bonds, loans or other fixed-income securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade bonds or loans or other similarly rated debt securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. If there is a “flight to safety,” the market’s perception of “high yield” securities may turn negative, and these types of securities may become perceived as “high risk.”

•
Counterparty Risk – Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Credit Opportunities Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received, though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract should the underlying asset on which the contract is written have no offsetting market value. The “notional value” is generally defined as the value of the derivative’s underlying assets at the spot price. The Fund could be exposed to increased leverage risk should it finance derivative transactions without holding cash or cash equivalents equal to the notional value of its derivative positions.

•
Credit Risk – The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value. High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings and may be highly leveraged.

•
Currency Risk and Hedging Risk – The Credit Opportunities Fund will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Fund invests, but hedging involves costs and there can be no assurance that the Fund will be perfectly hedged or that the hedging will work as anticipated.

•
Derivatives Risk – The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Advisor; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•
ESG Exclusion Risk – The risk arising from the Fund’s exclusion of securities issued by companies deemed ineligible for investment by Norges Bank Investment Management due to environmental, social and governance (“ESG”) factors, even if these securities might otherwise comprise part of the Fund’s eligible investment universe. One or more of the securities issued by these companies which may otherwise be appropriate for investment by the Fund may outperform the securities selected for the Fund.

•
Extension Risk – Some fixed income securities are subject to the risk that the fixed income security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.

•
Foreign Securities and Emerging Markets Risk – Non-U.S. securities carry their own risks. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Credit Opportunities Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It can be more difficult to enforce liens on collateral for securities purchased in some foreign jurisdictions, including some emerging market jurisdictions.

•
Impairment of Collateral Risk – The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, the Credit Opportunities Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

•
Interest Rate Risk – When interest rates rise, prices of fixed income securities generally fall and when interest rates fall, prices of fixed income securities generally rise. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk. In general, fixed income securities with longer maturities or durations are more sensitive to interest rate changes.

•
Investment Company and ETF Risk – Investing in other investment companies, including ETFs, involves the risk that the other investment company or ETF will not achieve its investment objective or execute its investment strategy effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. Additionally, the Fund must pay its pro rata portion of an investment company’s fees and expenses. (Affiliated mutual funds will not charge duplicate fees and expenses.) Finally, other investment companies and ETFs will have similar underlying risks as the Fund, including credit risk, liquidity risk and management risk.

•	Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Credit Opportunities Fund’s performance.

•
Liquidity Risk – High yield fixed income instruments tend to be less liquid than higher quality fixed income instruments, meaning that at times it may be difficult to sell high yield fixed income instruments at a reasonable price. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Additionally, loan transactions may require extended settlement periods before cash is received.

•
Market and Regulatory Risk –Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•
Prepayment Risk – Prepayment risk occurs when a fixed income security can be repaid in whole or in part prior to the security’s maturity and the Credit Opportunity Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

•
Ratings Agencies Risk – The ratings of any security may not adequately reflect the credit risk of those assets due to their structure. Ratings agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, ratings agencies are subject to an inherent conflict of interest, because they are often compensated by the same issuers whose securities they grade.

•
Redemption Risk – The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

•
Restricted Securities Risk – Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

•
Senior (Floating Rate, Bank, Leveraged, Syndicated) Loan Risk – The Fund may invest in syndicated loans which include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. Loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in syndicated loans involve credit risk, interest rate risk, liquidity risk and other risks, including, but not limited to, the risk that any collateral may become impaired, may be insufficient to meet the obligations of the borrower or may be difficult to liquidate. These investments are also subject to the risk that the Fund may obtain less than the full value for the loan interests when sold. Moreover, loan transactions may have significantly longer settlement periods (i.e., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund has the power to engage in short term borrowing to meet short-term liquidity needs that might arise from any lengthy loan settlement periods.

•
U.S. Government Securities Risk – Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Supra Institutional Class. The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year and since inception periods compared with that of a broad-based securities index and three additional indexes to provide market comparisons. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.MuzinichUSFunds.com, by calling the Fund toll-free at 1-855-MUZINICH (1‑855-689-4642) or by e-mailing the Fund at MuzinichUSFunds@muzinich.com.

Calendar Year Total Return as of December 31 – Supra Institutional Class

Highest Quarterly Return:	Q1 2016	2.74%

Lowest Quarterly Return:	Q1 2018	-0.65%

Average Annual Total Return as of December 31, 2018
	1 Year	5 Years	Since Inception
Supra Institutional Class
Return Before Taxes	0.22%	3.16%	3.99%
Return After Taxes on Distributions	-0.35%	1.95%	2.66%
Return After Taxes on Distributions and Sale of Fund Shares	0.32%	1.89%	2.48%
Class A – Return Before Taxes	-4.28%	2.81%	3.63%
Institutional Class – Return Before Taxes	0.20%	3.10%	3.92%
ICE BofAML Global Corporate & High Yield Index (USD 100% Hedged) (reflects no deduction for fees, expenses or taxes)	-1.02%	3.76%	3.39%
ICE BofAML Global Corporate & High Yield Index (LOC) (reflects no deduction for fees, expenses or taxes)(1)	-1.78%	3.44%	3.13%
ICE BofAML Global Corporate & High Yield Index (USD) (reflects no deduction for fees, expenses or taxes)(1)	-3.43%	2.03%	2.02%

(1)
The ICE BofAML Global Corporate & High Yield Index (USD 100% Hedged) has been determined to be a more accurate representation of the investment character of the Credit Opportunities Fund; accordingly, it will be used going forward as the primary benchmark of the Fund.

“Since Inception” performance for each share class above is shown from January 3, 2013. Class A shares commenced operations on August 31, 2016. Institutional Class shares commenced operations on October 15, 2014. Supra Institutional Class shares commenced operations on January 3, 2013. Performance for the Class A shares and Institutional Class shares prior to their inception dates reflects the performance of the Supra Institutional Class shares adjusted for Class A shares and Institutional Class shares expenses, respectively.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for Supra Institutional Class and after-tax returns for other classes will differ.

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Michael L. McEachern, MBA, CFA, Portfolio Manager, Managed the Fund since inception in 2013.
Anthony DeMeo, Portfolio Manager, Managed the Fund since 2016.
Joseph Galzerano, MBA, CPA, Portfolio Manager, Managed the Fund since 2018.
Warren Hyland, M.Sc., CFA, Portfolio Manager, Managed the Fund since 2014.
Torben Ronberg, MBA, Portfolio Manager, Managed the Fund since 2018.
Thomas Samson, M.Sc., CFA, Portfolio Manager, Managed the Fund since 2014.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Credit Opportunities Fund shares on any business day by written request via mail (Muzinich Credit Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 1‑855‑MUZINICH (toll free). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares
– Standard Accounts	$10,000	$100
– Traditional and Roth IRAs	$500	$100
– Accounts with Automatic Investment Plans	$500	$100
Institutional Shares
– Standard Accounts	$1,000,000	$100
– Qualified Retirement Plans	$10,000	$100
Supra Institutional Shares
– Standard Accounts	$5,000,000	$100
– Qualified Retirement Plans	$50,000	$100

Tax Information
The Credit Opportunities Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Credit Opportunities Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.